SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

               Proxy Statement to Section 14(a) of the Securities
                              Exchange Act of 1934

         Filed by the registrant
         Filed by a party other than the registrant o
         Check the appropriate box:
         o Preliminary proxy statement
         o Confidential, for Use of the Commission only {as permitted by Rule 14a-6(e)(2)}
          Definitive proxy statement
         o Definitive additional materials
         o Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           ENEX RESOURCES CORPORATION
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                           ENEX RESOURCES CORPORATION
-------------------------------------------------------------------------------

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
                  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
                   14a-6(j)(2).
         o $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
         o Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)     Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
                  Rule 0-11:. {Set forth the amount on which the filing fee is calculated and state how it was determined.}:

-------------------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------

         (5)      Total Fee paid:
                  $125.00
-------------------------------------------------------------------------------


         o        Fee paid previously with preliminary materials

         o Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:

-------------------------------------------------------------------------------

         (2)      Form, schedule or registration statement no.

-------------------------------------------------------------------------------

         (3)      Filing party:

-------------------------------------------------------------------------------

         (4)      Date filed:

-------------------------------------------------------------------------------

----------------------------------
ENEX
----------------------------------




                           ENEX RESOURCES CORPORATION
                              Three Kingwood Place
                                    Suite 200
                               800 Rockmead Drive
                              Kingwood, Texas 77339


DEAR STOCKHOLDER:

         You are cordially invited to attend the Annual Meeting of Stockholders of Enex Resources Corporation (the "Company") at 2:00 P.M. on Tuesday, May 13, 1997, at the Company's offices at Three Kingwood Place, 800 Rockmead Drive, Kingwood, Texas 77339.

         This booklet includes the Notice of the Annual Meeting and the Proxy Statement, which contains information concerning the meeting, including the election of Directors and a number of other matters of significance to stockholders.

         Management will report on the Company's activities since the last stockholder meeting held on May 14, 1996 and stockholders will have an opportunity to ask questions.

         Stockholder interest in the affairs of the Company is welcomed and encouraged. It is very important that you promptly cast your votes on the matters to be considered at the Annual Meeting, regardless of the size of your holdings. Even if you plan to attend the Annual Meeting in person, we urge you to complete, sign and return the enclosed proxy as soon as possible. Doing so will assure your representation if you cannot attend. If you attend in person after sending in your proxy, you may withdraw it at the Meeting and vote in person.

                                   Sincerely,




                                Gerald B. Eckley
                                    President

April 2, 1997

----------------------------------
ENEX
----------------------------------




                           ENEX RESOURCES CORPORATION
                              Three Kingwood Place
                                    Suite 200
                               800 Rockmead Drive
                              Kingwood, Texas 77339

                            NOTICE OF ANNUAL MEETING

                           To Be Held On May 13, 1997


TO OUR STOCKHOLDERS:

         The Annual Meeting of Stockholders of Enex Resources Corporation (the "Company") will be held at the Company's offices at Three Kingwood Place, 800 Rockmead Drive, Kingwood, Texas 77339 on Tuesday, May 13, 1997, at 2:00 P.M. to consider and take action on the following matters:

         1. The election of three (3) Class III Directors for terms to expire in 2000.

         2. The ratification of the appointment of Deloitte & Touche as independent public accountants of the Company.

         3. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

         Only holders of record of shares of common stock at the close of business on March 31, 1997 are entitled to notice of and to vote at the Meeting. A Proxy Statement explaining the matters to be acted upon at the Meeting follows. Please read it carefully.

         WHETHER OR NOT YOU EXPECT TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE BE SURE THAT THE ENCLOSED PROXY IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ENCLOSED ENVELOPE. ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FOLLOWING THE INSTRUCTIONS SET FORTH ON PAGE ONE OF THE ACCOMPANYING PROXY STATEMENT.

                       BY ORDER OF THE BOARD OF DIRECTORS



                             ROBERT E. DENSFORD
                             Vice President-Finance
                             Secretary and Treasurer

----------------------------------
ENEX
----------------------------------



                           ENEX RESOURCES CORPORATION
                              Three Kingwood Place
                                    Suite 200
                               800 Rockmead Drive
                              Kingwood, Texas 77339

                                  April 2, 1997

                                 PROXY STATEMENT

Solicitation and Voting of Proxies

         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Enex Resources Corporation (the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held on Tuesday, May 13, 1997 (the "Meeting").

         The Board of Directors of the Company has fixed the close of business on March 31, 1997 as the record date for the determination of holders of shares of outstanding common stock entitled to notice of and to vote at the Meeting. On March 31, 1997 there were outstanding 1,315,529 shares of common stock of the Company, the holders of which will be entitled to one vote per share on each matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares entitled to vote at the Meeting will constitute a quorum for the transaction of business.

         Copies of the Proxy Statement and forms of proxy will be first sent or given to stockholders on or about April 4, 1997.

         A proxy in the accompanying form which is properly signed, dated and returned to the Company and not revoked will be voted in accordance with instructions contained therein. If shares are held in joint name, a proxy signed by one of the joint owners or by a majority of the joint owners will be voted in accordance with the instructions contained therein. If there is an even split of conflicting votes cast by joint owners, each group's proportionate part of the jointly owned shares will be counted. Any joint owner may apply to a court for the appointment of a person to cast a tie-breaking vote. If no instructions are indicated, proxies will be voted as recommended by the Board of Directors.

         Stockholders who execute proxies may revoke them at any time prior to their being exercised by delivering written notice to the Secretary of the Company or by subsequently executing and delivering another proxy at any time prior to the voting. Mere attendance at the Meeting will not revoke the proxy, but a stockholder present at the Meeting may revoke his proxy and vote in person.

         As of the date of this Proxy Statement, the only business which the management of the Company intends to present at the Meeting are the matters set forth in the accompanying Notice of Annual Meeting. Management has no knowledge of any other business to be presented at the Meeting. If other business consisting of matters which the Board of Directors has no current knowledge or matters incident to the conduct of the Meeting are brought before the Meeting, the persons named in the enclosed form of proxy will vote according to their discretion.

Expenses of Solicitation

         The cost of soliciting proxies will be borne by the Company, including expenses in connection with the preparation and mailing of this Proxy Statement and all papers which now accompany or may hereafter supplement it. The solicitation will be made by mail. The Company will supply brokers or persons holding shares of record in their names or in the names of their nominees for other persons, as beneficial owners, with such additional copies of proxies, proxy materials and Annual Reports as may reasonably be requested in order for such record holders to send one copy to each beneficial owner, and will, upon request of such record holders, reimburse them for their reasonable expenses in mailing such material.

         Certain  directors,   officers  and  employees  of  the  Company,   not
especially employed for this purpose, may solicit proxies, without additional remuneration therefor, by mail, telephone, telegraph or personal interview.

                                TABLE OF CONTENTS

Solicitation and Voting of Proxies....................................   1

Expenses of Solicitation..............................................   2

Summary  .............................................................   3

Security Ownership of Certain Beneficial Owners and Management........   4

Board of Directors and Committees.....................................   5

Limitation of Liability...............................................   6

PROPOSAL 1-ELECTION OF DIRECTORS......................................   6

Executive Compensation................................................   9

Option Grants.........................................................  10

Option Exercises and Year-End Values..................................  10

Compensation of Directors.............................................  11

Employment Agreement..................................................  11

PROPOSAL 2-APPROVAL OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS.........  11

Other Matters.........................................................  12

Compliance with Section 16(a) of the Securities Exchange Act of 1934..  12

Stockholders' Proposals For Next Annual Meeting.......................  12

Annual Report.........................................................  13

                                     SUMMARY

  This summary is intended to highlight certain information contained elsewhere in this Proxy Statement. It is not a complete statement of all material features of the matters being submitted to stockholders for their approval and is qualified in its entirety by this Proxy Statement.
STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS
ENTIRETY.


                                   The Meeting



Company Soliciting Proxies.............    Enex Resources Corporation (the
                                           "Company")

Date of Meeting........................    May 13, 1997

Time and Place.........................    2:00 P.M. local time, at the
                                           Company's principal executive
                                           offices located at Three Kingwood
                                           Place, Suite 200, 800 Rockmead
                                           Drive, Kingwood, Texas  77339

Record Date............................    March 31, 1997

Class of Securities Entitled
    to Vote............................    Common Stock, $.05 par value
                                           per share

Shares Outstanding on the Record Date
    and Entitled to Vote...............    1,315,529 shares

Shares Beneficially Owned by Officers
    and Directors......................    636,060 shares


Proposals:

1.     Election of Directors

2.     Ratification of the Selection
       of Accountants

Security Ownership of Certain Beneficial Owners and Management

       The following table sets forth the ownership of the Company's common stock held by (I) each person who owns of record or who is known by the Company to own beneficially more than 5% of such stock as of December 31, 1996, (ii) each of the directors and nominees for election as directors of the Company, as of March 10, 1997, (iii) each of the executive officers of the Company named in the Summary Compensation Table below, as of March 10, 1997, and (iv) all of the Company's directors and executive officers as a group, as of March 10, 1997. As of March 10, 1997, the Company had 1,323,328 shares of common stock issued and outstanding. The number of shares and the percentage of the class beneficially owned by the persons named in the table and by all directors and executive officers as a group is presented in accordance with Rule 13d-3 of the Securities and Exchange Commission (the "SEC") and includes, in addition to shares actually issued and outstanding, unissued shares which are subject to issuance upon exercise of options within 60 days. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all securities listed.

                                                       Number
                                                       of Shares
                                                     Beneficially    Percent
        Names and Addresses of Beneficial Owners        Owned        of Class


    FMR Corp.
    82 Devonshire Street
    Boston, MA  02109...............................   144,300 (1)   10.90%

    Franklin/Templeton
    Group of Funds
    777 Mariners Island Blvd.
    San Mateo, CA 94404.............................   128,100 (2)    9.68%

    Directors and Executive Officers (3)
    Gerald B. Eckley................................   314,900       22.20%
    Robert D. Carl, III.............................    81,500        6.09%
    Robert E. Densford..............................    98,710        7.11%
    William C. Hooper, Jr. .........................    18,000        1.34%
    Martin J. Freedman..............................    42,000        3.14%
    James Thomas Shorney............................    15,000        1.12%
    Stuart Strasner.................................    15,000        1.12%
    Directors and Executive Officers
      as a group (8 persons).........................   636,060       39.66%

 ----------

(1) FMR Corp. ("FMR") is a holding company one of whose principal assets is the capital stock of Fidelity Management and Research Company ("Fidelity"), the investment advisor to a large number of investment companies (the "Fidelity Funds"), including the Fidelity Low-Priced Stock Fund, which owns the shares shown in the table. FMR, through its control of Fidelity, and the Chairman of FMR each has sole power to dispose of such shares. Neither FMR nor its principal shareholder has the sole power to vote or direct the voting of such shares, which power resides with the Fidelity Funds' Board of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Fidelity Funds' Board of Trustees. All information regarding FMR was obtained from Amendment No. 5 to Schedule 13G filed by FMR with the SEC on February 14, 1997.

(2) Franklin Resources, Inc. ("FRI"), a holding company whose subsidiaries include a bank, broker-dealers, and the investment advisors to a large number of investment companies (the "Franklin/Templeton Funds"), has reported that the above shares are held for the benefit of the Franklin Balance Sheet Investment Fund ("FBSIF"), which has the right to receive dividends on and the proceeds from the sale of such shares. FRI has reported that it has the sole power to vote, and shares with Franklin Advisors, Inc. (the investment advisor to FBSIF), the power to dispose of such shares. All information regarding FRI was obtained from Amendment No. 3 to Schedule 13G filed by FRI with the SEC on February 12, 1997.

(3) 800 Rockmead, Three Kingwood Place, Suite 200, Kingwood, TX 77339 is the address for all directors and executive officers. Actual ownership of outstanding shares, excluding unissued shares subject to options is as follows: Mr. Eckley - 219,900 shares, 16.62%; Mr. Carl - 66,500 shares, 5.03%; Mr. Densford - 33,710 shares, 2.55%; Mr. Freedman - 27,000 shares, 2.04%; all directors and executive officers as a group - 355,560 shares, 26.87%.

Board of Directors and Committees

         The Company's Board of Directors held four meetings in 1996. Of the incumbent directors, none attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the Committees on which they serve that were held during the period that they served.

         The functions of the Company's Audit Committee, currently consisting of Messrs. Hooper, Strasner and Carl, include recommending the engagement and discharge of the independent auditors, directing and supervising special investigations, reviewing with the independent auditors the plan and results of the Company's procedures for internal auditing, approving each professional service provided by the independent auditors, considering the range of audit and nonaudit fees and reviewing the adequacy of the Company's system of internal accounting controls. The Audit Committee held three meetings in 1996.

         The functions of the Company's Compensation and Options Committee, currently consisting of Messrs. Hooper, Freedman and Shorney, are to review and determine salaries for officers and certain key employees, to administer the Company's 1984 incentive stock option plan, the 1991 Non-Qualified Stock Option Plan and to review and determine the officers and employees to whom stock options should be granted, the number of shares to be optioned and the option price to be paid, and to review and determine bonuses and other special awards of employee compensation and benefits. The Compensation and Options Committee held three meetings in 1996.

         Section 162(m) of the Internal Revenue Code generally limits the annual corporate tax deduction for compensation paid to executive officers named in the Summary Compensation Table below to $1 million, unless certain requirements are met. The Compensation and Options Committee has determined that it is not necessary to modify any currently existing compensation arrangements or incentive plans because all compensation paid to executive officers under existing arrangements and plans would either be less than the deductibility limit or exempted under the transition provisions provided in the Regulations. The Committee intends to monitor the Company's compensation and benefit plans to insure that the Company's corporate tax deduction is maximized without limiting the Company's flexibility to attract and retain qualified executives to manage the Company.

         The Company currently has no executive committee or standing nominating committee.

Limitation of Liability

         The Company's directors are not personally liable for monetary damages to the Company or to its stockholders in instances in which directors have unintentionally breached their fiduciary duty to the Company. Thus, neither the Company nor its stockholders have the right to bring an action for damages against a director in cases involving an error in judgement or otherwise arising from the director's failure to exercise due care in carrying out his responsibilities as a director, unless the director's conduct involved a breach of the director's duty of loyalty to the Company, was not taken in good faith, provided an improper personal benefit to the director or involved the payment of an unlawful dividend, stock repurchase or stock redemption.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Company has seven directors. Two or three directors comprising one class of the Board of Directors are elected by the stockholders annually. The directors whose terms will expire at the Meeting are Gerald B. Eckley, William
C. Hooper, and Robert E. Densford, Jr., all of whom have been nominated to stand for reelection as Class III Directors to hold office until the 2000 Annual Meeting of Stockholders and until their successors are elected and qualified. Unless authority to vote for election of directors (or for one or more nominees) has been withheld in the manner provided in the accompanying Proxy, the votes represented by such proxy will be cast for the election of the below-named nominees. Should any one or more of the named nominees become unavailable by reason of any unanticipated contingency, the Board of Directors may designate a substitute nominee or nominees, allow the vacancy or vacancies to remain open until a suitable candidate or candidates is or are located, or by resolution provide for a smaller number of directors. In the event of the designation of one or more substitute nominees the persons named in the enclosed proxy card will, in the absence of contrary direction, vote all valid proxies for the substitute nominees recommended by the Board of Directors.

         The affirmative vote of the holders of a plurality of the outstanding shares of common stock present at the Meeting in person or by proxy, a quorum being present, is required for the election of the Company's directors. Abstentions and broker non-votes (matters of a non-routine nature as to which brokers holding shares in street name have received no instructions from their clients and, accordingly, do not vote) are counted only for purposes of determining whether a quorum is present at the Meeting. Abstentions and broker non-votes have no effect on determinations of plurality except to the extent that they affect the total votes received by any particular nominee.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF MESSRS. ECKLEY, HOOPER AND DENSFORD AS CLASS III DIRECTORS TO SERVE UNTIL THE 2000 ANNUAL MEETING OF THE STOCKHOLDERS AND UNTIL THEIR
SUCCESSORS ARE ELECTED AND QUALIFIED.

         Set forth below is certain information furnished by and concerning the three nominees for election as directors, the four directors whose terms of office extend beyond the forthcoming Annual Meeting and the Company's executive officers and significant employees.

Nominees for Election Directors to Term Expiring 2000 (Class III)

         Gerald B. Eckley. Mr. Eckley, age 70, has served as a director, President and Chief Executive Officer of the Company since its formation in 1979. He was employed by Shell Oil Company from 1951 to 1967 and served in managerial capacities from 1959 to 1967. From 1967 to 1969, he was Director of Fund Raising at the University of Oklahoma and from 1969 to 1971, was Vice President of Land and Operations for Imperial American Management Company. In 1971, Mr. Eckley was a petroleum consultant and in 1972-1973 was General Counsel and Executive Director of the Oil Investment Institute. From 1973 to 1974, he was Manager of Oil Properties, Inc. and from 1974 to 1976, was Vice President, Land and Joint Ventures for Petro-Lewis Corporation. From 1977 to August of 1979, Mr. Eckley was President of Eckley Energy, Inc., a company engaged in purchasing and selling oil and gas properties. Mr. Eckley received an LLB degree from the University of Oklahoma in 1951 and a Juris Doctor degree from the University of Oklahoma in 1970.

         William C. Hooper, Jr. Mr. Hooper, age 59, has been a director of the Company since its formation in 1979 and is a member of the Company's Audit and Compensation and Options Committees. In 1960 he was a staff engineer in the Natural Gas Department of the Railroad Commission of Texas, with principal duties involving reservoir units and gas proration. In 1961 he was employed by the California Company as a Drilling Engineer and Supervisor. In 1963 he was employed as a Staff Engineer by California Research Corporation and in 1964 rejoined the California Company as a project manager having various duties involving drilling and reservoir evaluations. In 1966 he was Executive Vice President for Moran Bros. Inc., coordinating and managing all company activities, drilling operations, bidding and engineering. From 1970 until the present, he has been self-employed as a consulting petroleum engineer providing services to industry and government and engaged in business as an independent oil and gas operator and investor. From 1975 to 1987 he was also a director and President of Verna Corporation, a drilling contractor and service organization. He received a B.S. degree in Petroleum Engineering in 1960 from the University of Texas and an M.S. degree in Petroleum Engineering from that same University in 1961.

     Robert E. Densford. Mr. Densford, age 39, was appointed a Director of the Company on September 11, 1991. He joined the Company as Controller on May 1, 1985 and became Vice President- Finance, Secretary and Treasurer on March 1, 1989. From January 1983 to April 1985, he was a Senior Accountant for Deloitte Haskins & Sells in Houston, Texas, auditing both closely held and publicly owned oil and gas companies. From September 1981 to December 1982, he was a staff accountant for Coopers & Lybrand in Houston. Mr. Densford is a C.P.A. and holds a B.B.A. degree in Accounting and an M.S. degree in Oil and Gas Accounting, Magna Cum Laude, from Texas Tech University and is a member of the American Institute of Certified Public Accountants and the Texas Society of Certified Public Accountants.

Incumbent Directors - Term Expiring in 1999 (Class II)

         Martin J. Freedman. Mr. Freedman, age 72, was one of the Company's founders and a member of its Board of Directors as well as a board member of Enex Securities Corporation until June 1986. He was reappointed to the Board on April 19, 1990 to fill a vacancy. He is a member of the Compensation and Options Committee. He is currently President of Freedman Oil & Gas Company, engaged primarily in the management of its exploration and producing properties, and the managing partner of Martin J. Freedman & Company which has an interest in approximately one hundred producing oil and/or gas wells. Mr. Freedman is a lifetime member of the Denver Petroleum Club as well as being a lifetime member of the Denver Association of Petroleum Landmen. He was an officer and director and/or founder of several former private and public companies, among which were Valex Petroleum and Kissinger Drilling and

Exploration. Mr. Freedman entered the oil and gas business in 1954 when he joined Mr. Marvin Davis of the Davis Oil Company. In 1956, he became President of Central Oil Corporation, a company engaged in oil and gas exploration. From 1958 on, Mr. Freedman operated as Martin J. Freedman Oil Properties and was President of Oil Properties, Inc., a private corporation. Mr. Freedman attended Long Island University and New York University. He received a bachelor's degree in Psychology and also attended New York University's graduate school.

         James Thomas Shorney. Mr. Shorney, age 71, has been a director since 1990 and is a member of the Compensation and Options Committee. He has been a petroleum consultant and Secretary and Treasurer of the Shorney Company, a privately held oil and gas exploration company, from 1970 to date. From 1970 to 1976, he also served as petroleum consultant in Land and Lease Research Analysis Studies for the GHK Company. He was an oil and gas lease broker from 1962 to 1970 and employed by Shell Oil Company in the Land Department from 1954 to 1962. Before joining Shell Oil Company, he served as Public Information Officer in the U.S. Army Air Force from 1950 to 1953, including 1952 in Georgetown University Graduate School. Mr. Shorney graduated from the University of Oklahoma with a B.A. degree in Journalism in 1950. From 1943 to 1945, he served in the U.S. Army Air Force as an air crew member on a B-24 Bomber. Mr. Shorney is a member of the Oklahoma City Association of Petroleum Landmen on which he has served as Director and Secretary/Treasurer. He is an active member of the American Association of Petroleum Landmen. In 1975, Mr. Shorney was first listed in the London Financial Times' Who's Who in World Oil and Gas.

Incumbent Directors - Term Expiring 1998 (Class I)

         Robert D. Carl, III. Mr. Carl, age 43, is a private investor. From 1985 to March 1997, Mr. Carl was the Chairman of the Board of Health Images, Inc., a company founded by Mr. Carl and subsequently listed on the New York Stock Exchange. Health Images became one of the world's largest independent providers of diagnostic imaging services. Mr. Carl also served as President and Chief Executive Officer of Health Images from 1985 to June 1993 and from July 1995 to March 1997. From September 1994 to July 1995, Mr. Carl served as Chief Executive Officer of Health Images. In March 1997, Health Images was acquired by HEALTHSOUTH Corporation and Mr. Carl resigned from his offices. Mr. Carl is a trustee of Franklin and Marshall College, Lancaster, Pennsylvania, where he serves as Vice Chair of the Investment Committee. He is a graduate of Franklin and Marshall College, A.B., 1975, and Emory University School of Law, Atlanta, Georgia, J.D., 1978. He is an active member of the State Bar of Georgia.

         On January 4, 1996, the SEC filed a complaint in the United States District Court for the District of Columbia against Mr. Carl alleging that Mr. Carl violated Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act"), and Rules 16a-2 and 16a-3 (and former Rule 16a-1) thereunder, by failing to timely file reports concerning thirty-eight securities transactions in his mother's brokerage accounts involving shares of Health Images, Inc. stock. Although Mr. Carl's mother apparently did not live in his household, the SEC took the position that because Mr. Carl (1) provided substantial financial support to his mother, (2) commingled his mother's assets with his own, (3) provided a substantial portion of the funds used to purchase the shares in question, and (4) received from his mother a substantial portion of the sales proceeds, he, therefore, had a pecuniary interest in, and was a beneficial owner of, the shares in question.

         In response to the SEC's action, Mr. Carl disgorged to Health Images, Inc. approximately $92,400 in short-swing profits from the trading in his mother's account, plus interest thereon of approximately $52,600. The SEC further requested the court to impose a $10,000 civil penalty against Mr. Carl pursuant to Section 21(d)(3) of the Exchange Act. Without admitting or denying the allegations in the complaint, Mr. Carl consented to the entry of a final judgment imposing the $10,000 penalty. On January 12, 1996, a federal judge entered the final judgment in this matter, and Mr. Carl has since filed amended reports on Forms 4 and 5 reflecting these transactions in his mother's accounts.

         In relation to the same matter, the SEC has issued an administrative Order pursuant to Section 21C of the Exchange Act against Mr. Carl, finding that he violated Section 16(a) and the rules thereunder and requiring him to cease and desist from committing or causing any violation or future violation of those provisions. Without admitting or denying allegations in the SEC's Order, Mr. Carl consented to the entry of the Order.

         Stuart Strasner. Mr. Strasner, age 67, was a director of the Company from its formation until October 1986. He was reappointed to the Board on April 19, 1990 to fill a vacancy. He is a member of the Audit Committee. He is a professor of business law at Oklahoma City University and was Dean of the law school at Oklahoma City University from July 1984 until June 1991. Prior to July 1984, Mr. Strasner was an attorney in private practice of counsel to McCollister, McCleary, Fazio and Holliday in Oklahoma City, Oklahoma. From 1959 to 1974, he was employed by various banks, bank holding companies and an insurance company in executive capacities. From 1974 to 1978, he was a consultant to various corporations such as insurance companies, bank holding companies and small business investment companies. From 1978 until late 1981, he was Executive Director of the Oklahoma Bar Association and from 1981 to 1983 was a director and President of PRST Enterprises, Inc., a real estate development company. Mr. Strasner holds an A.B. degree from Panhandle A&M College, Oklahoma and a J.D degree from the University of Oklahoma. He is a member of the Fellows of the American Bar Association and a member of the Oklahoma Bar Association.

Other Executive Officers and Significant Employees

     James A. Klein. Mr. Klein, age 34, joined the Company as Controller in February 1991. In June 1993, he was appointed President and Principal of Enex Securities Corporation. From June 1988 to February 1991, he was employed by Positron Corporation in Houston. From July 1987 to May 1988, he was employed by Transworld Oil Company in Houston and from September 1985 until July 1987, he was an accountant with Deloitte Haskins & Sells in Houston, Texas, auditing oil and gas and oil service companies. Mr. Klein is a certified public accountant and holds a B.A. in Accounting (1985) from the University of Iowa. He is a member of the American Institute of Certified Public Accountants and the Iowa Society of Certified Public Accountants.

Executive Compensation

         There is shown below information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1994, 1995 and 1996, of those persons who were (i) the chief executive officer and (ii) the other executive officers of the Company (the "Named Officers") who earned at least $100,000 during the fiscal year ended December 31, 1996:


                                        SUMMARY COMPENSATION TABLE


                                           Annual Compensation              Long-Term Compensation
                                           -------------------             ------------------------
                                                                            Awards      Payouts
Name                                                                        Shares      All
and                                                                         Underlying  Other
Principal Position          Year            Salary             Bonus       Options      Compensation (1)

----------------------------------------------------------------------------------------------------------

Gerald B. Eckley           1996           $ 240,000          $ 53,000        - 0 -      $ 23,368
President, Chief           1995           $ 240,000          $ 32,400        - 0 -      $ 21,175
Executive Officer          1994           $ 240,000          $ 36,000        - 0 -      $  4,000

Robert E. Densford         1996           $ 112,000          $ 24,750        - 0 -      $ 20,625
Vice President -           1995           $ 112,000          $ 15,120        - 0 -      $ 20,562
Finance, Secretary and     1994           $ 112,000          $ 16,800        - 0 -      $ 19,500
Treasurer

------------

(1) The Company's Employee Stock Purchase Program (the "Program"), in which all officers, directors and full-time employees are eligible to participate, provides for the monthly contribution of shares of the Company's common stock equal to 50% of a participant's open market purchases of the Company's common stock for the preceding month (the "Stock Contribution"). The Stock Contribution, on which dividends are paid, is limited to a maximum of 2,500 shares per participant per Program year. Each Stock Contribution, although immediately vested, is held in escrow for a six month holding period prior to its distribution to the participant, and will be forfeited if during such six-month period the participant ceases to be an employee or director of the Company for any reason other than retirement, death or disability. The values shown in the table represent 2,500 shares contributed to Mr. Eckley and 2,500 shares contributed to Mr. Densford during 1996. No Named Officer held any other unvested restricted stock at December 31, 1996.

Option Grants

         No options were granted under the Company's 1991 Non-Qualified Stock Option Plan during 1996.

Option Exercises and Year-End Values

         Shown below is information concerning the exercise and year-end values of the options to purchase the Company's common stock granted in prior years for the Named Officers and held by them at December 31, 1996;

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE

                                                            Number of                       Value of
                                                            Shares Underlying               Unexercised
                                                            Unexercised                     In-the-Money
                                                            Options at                       Options at
                      Number of                            December 31, 1995                 December 31, 1995 (1)
                                                           -----------------                 -----------------
                      Shares Acquired     Value
Name                  on Exercise         Realized      Exercisable    Unexercisable      Exercisable   Unexercisable
----                  ---------------     ---------     -----------    -------------      -----------   -------------
Gerald B. Eckley           -0-               $0            70,000               -            $440,000             $0

Robert E. Densford         -0-               $0            40,000               -            $232,500             $0

------------

(1) The dollar values are calculated by determining the difference between the fair market value of the securities underlying the options and the exercise price of the options at fiscal year-end.

Compensation of Directors

             During 1996, each non-employee director received $1,200 as compensation for each meeting which he attended in person and $1,800 per calendar quarter. Under the terms of the Employee Stock Purchase Program described above, 2,500 shares (having an aggregate value of $24,050 calculated on the applicable contribution dates) were contributed by the Company to Mr. Carl in 1996. At December 31, 1996 all of these shares had been distributed.

Employment Agreement

             The employment agreement between the Company and its founder and president, Gerald B. Eckley, provides for a minimum salary of $200,000 per year for a five-year term beginning May 19, 1992. Salary increases are at the discretion of the board. Mr. Eckley's base salary was $240,000 in 1996. So long as Mr. Eckley is employed by the Company, the agreement will be automatically extended for an additional year every May 19 unless Mr. Eckley or the board elects to terminate the automatic extension feature. The agreement provides for compensation continuation benefits in the event of Mr. Eckley's death or disability. If Mr. Eckley terminates the agreement following a change of control of the Company, for a breach of the material provisions of the agreement or because performance of his duties becomes hazardous to his health, he will remain entitled to the full base compensation then in effect, as severance pay, until the expiration of the agreement.


                                   PROPOSAL 2
               APPROVAL OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

             The accounting firm of Deloitte & Touche acted as the independent public accountants for the Company for the fiscal year ended December 31, 1996 and has been selected by the Board of Directors to act as independent public accountants for the current fiscal year. Although the selection and appointment of independent accountants is not required to be submitted to a vote of stockholders, the directors have decided to ask the stockholders to ratify the appointment.

             The affirmative vote of the holders of a majority of the outstanding shares of the common stock of the Company present at the Meeting, in person or by proxy, a quorum being present, is required for the ratification of the appointment of accountants. With respect to an abstention on this matter, the shares will be considered present at the Meeting for the matter and (since it is not an affirmative vote) will have the same effect as votes against the matter. With respect to a broker non-vote on this matter, the shares will be considered not present at the Meeting with the practical effect of reducing the number of affirmative votes required to achieve a majority vote for the matter by reducing the total number of shares from which the majority is calculated.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR"  THE  RATIFICATION  OF THE
APPOINTMENT OF DELOITTE & TOUCHE AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY AND ITS SUBSIDIARIES FOR THE FISCAL YEAR 1997.

             In the event the appointment is not ratified, the adverse vote will be considered as a direction to the Board of Directors to select other accountants for the following year. However, because of the difficulty and expense of making any substitution of accountants so long after the beginning of the current year, it is contemplated that the appointment for the year 1997 will be permitted to stand unless the Board of Directors finds other good reasons for making a change.

             Representatives of Deloitte & Touche are expected to be present at the Meeting. They will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.


                                  OTHER MATTERS

             The Board of Directors of the Company knows of no other matters to come before the Meeting, other than those set forth herein and in the accompanying Notice of Annual Meeting. However, if any other matters should properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy as in their discretion they may deem advisable.

Section 16(a) Beneficial Ownership Reporting Compliance

             Section 16(a) of the Securities Exchange Act of 1934 and regulations of the SEC thereunder require the Company's executive officers and directors and persons who own more than ten percent of the Company's common stock ("Reporting Persons") to file initial reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by the Company and written representations that no other reports were required for those persons, the Company believes that all filing requirements applicable to its Reporting Persons were complied with for the fiscal year ended December 31, 1996.


                 STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

             Stockholders' proposals submitted pursuant to Rule 14a-8 of the Exchange Act intended to be presented at the 1997 Annual Meeting of Stockholders of the Company, tentatively scheduled for May 12, 1998, must be received by the Company at its offices shown on the first page of this Proxy Statement by December 8, 1997, for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                                  ANNUAL REPORT

             The Company's 1996 Annual Report to Stockholders (which includes financial statements for the fiscal year ended December 31, 1996) accompanies this Proxy Statement but is not to be deemed part of this Proxy Statement. A copy of the Company's Annual Report on Form 10-KSB, for the fiscal year ended December 31, 1996, including the financial statements and the financial statement schedules, required to be filed with the SEC, without exhibits, is available to stockholders without charge upon written request to Stockholder Relations at the Company's principal office. The Company will furnish a copy of any exhibit to the report upon payment of the costs of reproduction and mailing.


                       By Order of the Board of Directors




                               ROBERT E. DENSFORD
                             Vice President-Finance,
                             Secretary and Treasurer

ENEX




                           ENEX RESOURCES CORPORATION
                              Three Kingwood Place
                                    Suite 200
                               800 Rockmead Drive
                              Kingwood, Texas 77339


                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                  May 13, 1997


     The undersigned hereby appoints GERALD B. ECKLEY, WILLIAM C. HOOPER, JR. and ROBERT E. DENSFORD, and each or any of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all shares of common stock of Enex Resources Corporation (the "Company") held of record by the undersigned on March 31, 1997, at the Annual Meeting of Stockholders to be held on May 13, 1997, and any adjournments thereof, hereby revoking all previous proxies, with all powers the undersigned would possess if present, on all matters mentioned in the Notice of Annual Meeting dated April 2, 1997, as follows:

            INSTRUCTIONS: MARK ONLY ONE BOX FOR EACH NUMBERED MATTER

             (1) The election of three (3) Class III Directors to serve for a three year term, to wit: Gerald B. Eckley, William C. Hooper, Jr. and Robert E. Densford.

             [  ]  FOR all nominees except the following:

             [  ]  ABSTAIN

             (2) The  ratification  of the  appointment  of Deloitte & Touche as
                 independent   public   accountants   of  the  Company  and  its
                 subsidiaries for the current fiscal year.

             [  ] FOR         [  ]  AGAINST              [  ]  ABSTAIN

             (3) In their  discretion,  to vote upon such other  business as may properly come before the Meeting or any adjournments thereof.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES NAMED IN
ITEM 1 AND "FOR" ITEM 2.


             Please mark, date, sign and return this Proxy promptly, using the enclosed envelope.


                            Dated                                     , 1997
                                  -------------------------------------
                                         Month              Day


                             Signature



                             Signature

                             Please sign exactly as name appears hereon, indicating official position or representative capacity, if any.


                         I plan to attend the meeting.

                              Yes  [  ]      No  [  ]

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS